                                                                    EXHIBIT B11

                       CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Domini Social Equity Fund



We consent to the use of our report dated September 19, 1997, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" and "FINANCIAL STATEMENTS" in the statement of additional information included herein.


                                                     KPMG Peat Marwick LLP

Boston Massachusetts

November 25, 1997

                                                                    EXHIBIT B11

                       CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Domini Social Index Portfolio


We consent to the use of our report, dated August 22, 1997, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" and "FINANCIAL STATEMENTS" in the statement of additional information included herein.


                                                     KPMG Peat Marwick LLP

Boston Massachusetts
November 25, 1997